Exhibit 10.2
Execution Version
AMENDMENT NO. 4 TO SUBORDINATED CREDIT AGREEMENT
This AMENDMENT NO. 4 TO SUBORDINATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 30, 2026, by and among COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation (“Comtech” or the “Borrower”), the Lenders identified on the signature pages hereof (which Lenders constitute all Lenders under the Subordinated Credit Agreement immediately prior to the effectiveness of this Amendment), the Guarantors identified on the signature pages hereof, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as administrative agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).
WHEREAS, Comtech, the Lenders and Agent are parties to that certain Subordinated Credit Agreement, dated as of October 17, 2024 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Subordinated Credit Agreement” and as amended by this Amendment, the “Amended Subordinated Credit Agreement”); and
WHEREAS, the Borrower has requested that Agent and each Lender party hereto agree to amend the Subordinated Credit Agreement in certain respects as more specifically set forth herein, and Agent (at the written direction of the Lenders) and such Lenders have consented and agreed to the foregoing, on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Amended Subordinated Credit Agreement.
2.Amendments to Subordinated Credit Agreement. In reliance upon the representations and warranties of the Loan Parties set forth in Section 7 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Subordinated Credit Agreement is hereby amended as follows:
(a)The following definitions are added to Section 1.1 of the Subordinated Credit Agreement in their proper alphabetical order:
“Amendment No. 4” means the Amendment No. 4 to Subordinated Credit Agreement, dated as of July 30, 2026, by and among the Borrower, the Lenders party thereto, the Guarantors party thereto, and the Agent.

“Amendment No. 5 to Senior Credit Agreement” means that certain Amendment No. 5 to Senior Credit Agreement, dated as of July 30, 2026, by and among the Borrower, the lenders party thereto, the Guarantors party thereto, the Senior Credit Agreement Agent and the Senior Credit Agreement Revolving Agent.

(b)Clause (a) of the definition of "Net Cash Proceeds" set forth in Section 1.1 of the Subordinated Credit Agreement is hereby amended and restated in its entirety as follows:
(a) with respect to any sale or disposition by any Loan Party or any of its Subsidiaries of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration (including, for the avoidance of doubt, the "Advance Payment" (as defined in the Purchase Agreement)) or through the payment of deferred consideration) by or on behalf of such Loan Party or such Subsidiary, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such sale or disposition, (iii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction, (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP, and (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, to the extent that in each case the funds described above in this clause (iv) are (x) deposited into escrow with a third party escrow agent or set aside in a separate Deposit Account, and (y) paid to Agent as a prepayment of the applicable Obligations in accordance with Section 2.4(e) of this Agreement (or as otherwise set forth herein with respect to the Specified Permitted Individual Disposition) at such time when such amounts are no longer required to be set aside as such a reserve and (v) any required prepayment of Senior Credit Agreement Obligations; provided that solely for purposes of Section 2.4(e)(i) of this Agreement, (1) the Net Cash Proceeds of the Specified Permitted Individual Disposition attributable to the "Advance Payment" (as defined in the Purchase Agreement) shall be deemed to be zero Dollars ($0) until the earliest of (x) the consummation of the Specified Permitted Individual Disposition, (y) the receipt by Agent of written notice from the Borrower of its election to apply an amount equal to 35% of the Net Cash Proceeds of the Specified Permitted Individual Disposition attributable to the "Advance Payment" (as defined in the Purchase Agreement) to a prepayment of the outstanding principal amount of the Obligations in accordance with Section 2.4(f)(i) of this Agreement (the "Specified Permitted Individual Disposition Prepayment Election"), and (z) the termination of the Purchase Agreement in accordance with the terms thereof (the "Specified Permitted Individual Disposition Termination"); provided further that, in the event of a Specified Permitted Individual Disposition Termination, the Net Cash Proceeds of the Specified Permitted Individual Disposition attributable to the "Advance Payment" (as defined in the Purchase Agreement) shall not exceed the amount of the "Advance Payment" (as defined in the Purchase Agreement) retained by the Loan Parties pursuant to the terms of the Purchase Agreement, and (2) any prepayment made by the Borrower during the period commencing on the Amendment No. 3 Effective Date and ending on the date of consummation the Specified Permitted Individual Disposition by way of a Specified Permitted Individual Disposition Prepayment Election (including, for the avoidance of doubt, a prepayment of the Indebtedness outstanding under the Senior Credit Agreement up to an amount not to exceed 65% of the Net Cash Proceeds of the Specified Permitted Individual Disposition attributable to the "Advance Payment" (as defined in the Purchase Agreement)) shall not be included in the amount of Net Cash Proceeds of the Specified Permitted Individual Disposition calculated upon the consummation of the Specified Permitted Individual Disposition; and

3.Continuing Effect. References in the Amended Subordinated Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Subordinated Credit Agreement” shall be deemed to be references to the Amended Subordinated Credit Agreement as modified hereby. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Amended Subordinated Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Amended Subordinated Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as modified hereby. This Amendment is a Loan Document.
4.Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Amended Subordinated Credit Agreement and the other Loan Documents to which it is a party represent its valid, enforceable and collectible obligations, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Amended Subordinated Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations as amended by this Amendment are hereby ratified and confirmed by each Loan Party in all respects.

5.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the fulfillment, to the reasonable satisfaction of the Required Lenders (the execution and delivery by any such Lender of a signature page hereto being conclusive evidence of its reasonable satisfaction with or waiver of the following), of each of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment No. 4 Effective Date”):
(a)Agent shall have received counterparts to this Amendment, duly executed and delivered, by the parties hereto;
(b)The Agent and the Lenders shall have received a copy of the duly executed Amendment No. 5 to Senior Credit Agreement;
(c)Each of the Lenders and the Agent shall have received all fees and other amounts due and payable by the Loan Parties on or prior to the Amendment No. 4 Effective Date, to the extent invoiced, reimbursement or payment of all reasonable documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under any Loan Document;
(d)the representations and warranties of the Loan Parties set forth in Section 7 below shall be true and correct as of the date hereof; and
(e)no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the effectiveness of, and after giving effect to, this Amendment.
6.Conditions to Guaranty Release. Notwithstanding anything else to the contrary contained herein or in the Amended Subordinated Credit Agreement, no Guarantor whose Equity Interests are sold or otherwise disposed of pursuant to the Purchase Agreement shall, in any event, be released from the Guaranty provided thereby unless the requirements set forth in clause (s), subclauses (B) and (C) of the definition of “Permitted Dispositions” are satisfied prior to or substantially concurrently with the consummation of the transactions contemplated by the Purchase Agreement.
7.Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Loan Party party hereto hereby represents and warrants to Agent and Lenders that:
(a)After giving effect to this Amendment, each of the representations and warranties made by any Loan Party or any of its Subsidiaries contained in the Amended Subordinated Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof)) as of such earlier date;
(b)no Default or Event of Default has occurred and is continuing;
(c)the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate, limited liability company or equivalent, as applicable, action on the part of such Loan Party and this Amendment has been duly executed and delivered by such Loan Party; and

(d)this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of the Loan Parties and are enforceable against such Loan Parties in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
8.Direction to Agent. Each undersigned Lender (i) hereby certifies that it is a Lender and that collectively the undersigned Lenders constitute the Required Lenders under the Subordinated Credit Agreement, (ii) hereby authorizes and directs the Agent to promptly (x) execute and deliver this Amendment, (y) consent to the Specified Permitted Individual Disposition and (z) execute and deliver that certain Consent and Amendment No. 3 to Subordination and Intercreditor Agreement, dated as of the date hereof, in substantially the form attached hereto as Exhibit A (the “Consent and Amendment”), and (iii) acknowledges and agrees that (A) the Agent has executed this Amendment and the Consent and Amendment in reliance on the direction set forth in clause (ii) of this Section 8, and (B) the Agent will not have any responsibility or liability for executing such documents or ascertaining or confirming whether such documents are consistent with or comply with the terms of the Amended Subordinated Credit Agreement or any other Loan Document.
9.Miscellaneous.
(a)Expenses. The Borrower and the other Loan Parties agree to pay on demand all reasonable and documented out-of-pocket group expenses of Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Amended Subordinated Credit Agreement.
(b)Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(c)Choice of Law and Venue; Jury Trial Waiver. Without limiting the applicability of any other provision of the Amended Subordinated Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Amended Subordinated Credit Agreement are expressly incorporated herein by reference; provided, that, to the extent that the reaffirmations, consents and confirmations given by the Loan Parties in Section 4 and Section 10 hereof, as applicable, hereof relate to matters contained in Loan Documents governed by, and construed in accordance with laws other than the State of New York, the laws governing those Loan Documents shall apply thereto.
(d)Counterparts; Electronic Execution. Without limiting the applicability of any other provision of the Amended Subordinated Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 17.7 of the Amended Subordinated Credit Agreement are expressly incorporated herein by reference.
10.Consent and Reaffirmation. Each Guarantor hereby (i) acknowledges receipt of a copy of the Amendment, (ii) consents to the Borrower's and each other Guarantor’s execution and delivery of the Amendment; (iii) agrees to be bound by the terms and conditions hereof (including, without limitation, Section 9 hereof); (iv) affirms that nothing contained herein shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth herein; and (v) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which such Guarantor is a party represents the valid, enforceable and collectible obligations of such Guarantor, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Subordinated Credit Agreement, the Amended Subordinated Credit Agreement or any other such Loan Document. Each Guarantor hereby agrees that this Amendment in no way acts as a release or relinquishment of the rights securing payments of the Obligations as amended by the Amendment. The rights securing payment of the Obligations as amended by the Amendment are hereby ratified and confirmed by such Guarantor in all respects. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that none of Agent or any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty. Without limiting the applicability of any other provision of the Amended Subordinated Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Amended Subordinated Credit Agreement are expressly incorporated herein by reference; provided that, to the extent that reaffirmations, consents and confirmations given by the Loan Parties in Section 4 hereof and in this Section 10, as applicable, relate to matters contained in Loan Documents governed by, and construed in accordance with laws other than the laws of the State of New York, the laws governing those Loan Documents shall apply thereto.
11.Release. In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its respective successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known as of the date of this Amendment, both at law and in equity, which such Loan Party, or any of its respective successors or assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Subordinated Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto, except with respect to any Claim against any Releasee not known to a Loan Party on the date hereof that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Releasee or its officers, directors, employees, attorneys or agents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER: COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer GUARANTORS:
COMTECH SATELLITE NETWORK TECHNOLOGIES, INC., a Delaware corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
SOLACOM TECHNOLOGIES (US), INC., a Delaware corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
NG-911, INC., an Iowa corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
Signature Page to Amendment No. 4 to Subordinated Credit Agreement

TELECOMMUNICATIONS SYSTEMS, INC., a Maryland corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
COMTECH SYSTEMS, INC., a Delaware corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
MICRODATA, LLC, a Maryland limited liability company By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
NEXTGEN COMMUNICATIONS, INC., a Maryland corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
NEXTGEN COMMUNICATIONS. INC., a Virginia corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
Signature Page to Amendment No. 4 to Subordinated Credit Agreement

COMTECH NEXTGEN LLC, a Delaware limited liability company By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
COMTECH MOBILE DATACOM LLC, a Delaware limited liability company By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Accounting Officer and Treasurer
COMTECH TACTICAL EUROPE LLC, a Delaware limited liability company By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
MICRODATA GIS, INC., a Vermont corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
MAPLE ACQUISITION LLC, a Maryland limited liability company By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
OLIVE ACQUISITION LLC, a Maryland limited liability company By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
Signature Page to Amendment No. 4 to Subordinated Credit Agreement

ANGELS ACQUISITION CORP., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH AEROASTRO, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH ANTENNA SYSTEMS, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH COMMUNICATIONS CORPORATION, a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH COMSTREAM, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
Signature Page to Amendment No. 4 to Subordinated Credit Agreement

COMTECH TOLT TECHNOLOGIES, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
TIERNAN RADYNE COMSTREAM, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
NETWORKS IN MOTION, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
SOLVERN INNOVATIONS, INC., a Maryland corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
CSNTI PRODUCTS CO, LLC, a Delaware limited liability company by its sole member
Comtech Satellite Network Technologies Inc

By: /s/ Michael A. Bondi
Name: Michael A. Bondi
Title: Chief Financial Officer and Assistant Secretary

Signature Page to Amendment No. 4 to Subordinated Credit Agreement

CMTL SERVICES CO, LLC, a Texas limited liability company by its sole member Comtech Telecommunications Corp. By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer
COMTECH SATELLITE NETWORK TECHNOLOGIES CORP., a Canadian federal corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Accounting Officer
COMTECH SOLACOM TECHNOLOGIES, INC., a Canadian federal corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Assistant Secretary
COMTECH UK HOLDINGS LIMITED, a United Kingdom Limited Corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Director
CGC TECHNOLOGY LIMITED, a United Kingdom Limited Corporation By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Director

Signature Page to Amendment No. 4 to Subordinated Credit Agreement

AGENT: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, solely in its capacity as Agent By: /s/ James A. Hanley Name: James A. Hanley Title: Senior Vice President
Signature Page to Amendment No. 4 to Subordinated Credit Agreement

LENDERS:
MAGNETAR ALPHA STAR FUND LLC, as a Lender
By: Magnetar Financial LLC, its investment manager
By: /s/Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

MAGNETAR LAKE CREDIT FUND LLC, as a Lender
By: Magnetar Financial LLC, its manager
By: /s/Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer - Funds
MAGNETAR LONGHORN FUND LP, as a Lender
By: Magnetar Financial LLC, its investment manager
By: /s/Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer - Funds
MAGNETAR CAPITAL FUND II LP, as a Lender
By: Magnetar Financial LLC, its investment manager
By: /s/Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

Signature Page to Amendment No. 4 to Subordinated Credit Agreement

MAGNETAR STRUCTURED CREDIT FUND, LP, as a Lender
By: Magnetar Financial LLC, its general partner
By: /s/Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer - Funds
PURPOSE ALTERNATIVE CREDIT FUND – F LLC, as a Lender
By: Magnetar Financial LLC, its investment manager
By: /s/Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer - Funds
PURPOSE ALTERNATIVE CREDIT FUND – T LLC, as a Lender
By: Magnetar Financial LLC, its investment manager
By: /s/Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

Signature Page to Amendment No. 4 to Subordinated Credit Agreement

WHITE HAT STRATEGIC PARTNERS II LP, as a Lender By: White Hat SP GP II LLC, its General Partner By: /s/Mark Quinlan Name: Mark Quinlan Title: Managing Member

Signature Page to Amendment No. 4 to Subordinated Credit Agreement

EXHIBIT A
Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

[See attached.]

Exhibit A

CONSENT AND AMENDMENT NO. 3 TO
SUBORDINATION AND INTERCREDITOR AGREEMENT
THIS CONSENT AND AMENDMENT NO. 3 TO SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Agreement") is entered into as of July 30, 2026 by and among U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Subordinated Agent for the Subordinated Lenders party to the Subordinated Credit Agreement, each Subordinated Lender party hereto, COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation ("Comtech"; Comtech and each other Person party to the Senior Credit Agreement as a "Borrower" are collectively the "Borrowers" and individually a "Borrower"), each other Person party hereto that is a "Guarantor" under the Senior Debt Documents (collectively, "Guarantors" and each a "Guarantor"; Borrowers, Guarantors and each other Person party to the Senior Debt Documents as a "Loan Party" or that is party to the Subordinated Debt Documents as a guarantor or obligor are collectively the "Companies" and individually a "Company"), and TCW ASSET MANAGEMENT COMPANY LLC, as Agent for all Senior Lenders party to the Senior Credit Agreement described below and all Bank Product Providers.
WITNESSETH:
WHEREAS, Subordinated Agent, Subordinated Lenders, Agent and Companies are parties to that certain Subordination and Intercreditor Agreement dated as of October 17, 2024 (as amended, supplemented or otherwise modified from time to time, the "Subordination Agreement"; capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Subordination Agreement);
WHEREAS, on the date hereof, Borrowers, Agent and Senior Lenders are entering into a certain Amendment No. 5 to Credit Agreement (the "Senior Credit Agreement Amendment"); and
WHEREAS, on the date hereof, Borrowers, the other Companies party thereto, Subordinated Agent and Subordinated Lenders are entering into a certain Amendment No. 4 to Subordinated Credit Agreement (the "Subordinated Credit Agreement Amendment").
NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Consent. Notwithstanding anything in the Subordination Agreement to the contrary, (a) each Subordinated Agent and each Subordinated Lender hereby acknowledges receipt of a copy of the Senior Credit Agreement Amendment and consents to the terms thereof and (b) Agent and each Senior Lender hereby acknowledges receipt of a copy of the Subordinated Credit Agreement Amendment and consents to the terms thereof.

2.Amendments to Subordination Agreement. The Subordination Agreement is hereby amended by amending and restating Section 2.3 in its entirety as follows:
2.3    Subordinated Debt Payment Restrictions. Notwithstanding the terms of the Subordinated Debt Documents, each Company hereby agrees that it may not make, and each Subordinated Creditor hereby agrees that it will not accept, any Distribution with respect to the Subordinated Debt until the Senior Debt is paid in full (other than (i) a Distribution of Reorganization Subordinated Securities if Subordinated Agent, Subordinated Creditors and Agent shall have entered into such supplements to or modifications to this Agreement as Agent may reasonably request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Debt (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein or (ii) to payments on account of principal of Subordinated Debt solely to the extent consisting of, and in an amount not to exceed, 35% of the Net Cash Proceeds (as defined in the Senior Credit Agreement) from the Specified Permitted Individual Disposition (as defined in the Senior Credit Agreement on the Amendment No. 5 Closing Date (as defined in the Senior Credit Agreement) and as in effect on the Amendment No. 5 Closing Date (as defined in the Senior Credit Agreement)) in accordance with the Senior Credit  Agreement as in effect on the Amendment No. 5 Closing Date (as defined in the Senior Credit Agreement).
3.References. Any references to the Subordination Agreement in any document, agreement or instrument executed in connection with the Senior Credit Agreement or the Subordinated Credit Agreement shall be deemed to be a reference to the Subordination Agreement, as modified by this Agreement.
4.Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this Agreement shall constitute effective delivery of such signature page. This Agreement to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
5.Effect. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Subordination Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Subordination Agreement. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Subordination Agreement are ratified and confirmed and shall continue in full force and effect.
6.APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
(e)[signature pages follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers on the date first written above.

SUBORDINATED AGENT:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as a Subordinated Agent By: Name: James A. Hanley Title: Senior Vice President

Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

SUBORDINATED LENDERS:
MAGNETAR ALPHA STAR FUND LLC,
as Lender
By: Magnetar Financial LLC, its manager

By:
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

MAGNETAR LAKE CREDIT FUND LLC,
as Lender
By: Magnetar Financial LLC, its manager

By:
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

MAGNETAR LONGHORN FUND LP,
as Lender
By: Magnetar Financial LLC, its investment manager

By:
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

MAGNETAR CAPITAL FUND II LP,
as Lender
By: Magnetar Financial LLC, its investment manager

By:
Name: Lavonne Harris
Title: Chief Financial Officer - Funds
MAGNETAR STRUCTURED CREDIT FUND, LP,
as Lender
By: Magnetar Financial LLC, its general partner

By:
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

PURPOSE ALTERNATIVE CREDIT FUND - F LLC,
as Lender
By: Magnetar Financial LLC, its investment manager

By:
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

PURPOSE ALTERNATIVE CREDIT FUND - T LLC,
as Lender
By: Magnetar Financial LLC, its manager

By:
Name: Lavonne Harris
Title: Chief Financial Officer - Funds

Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

WHITE HAT STRATEGIC PARTNERS II LP By: White Hat SP GP II LLC, its General Partner By: Name: Mark Quinlan Title: Managing Member
Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

AGENT: TCW ASSET MANAGEMENT COMPANY LLC, as Agent By: Name: Suzanne Grosso Title: Managing Director

Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

COMPANIES: COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation By: Name: Michael A. Bondi Title: Chief Financial Officer
COMTECH SATELLITE NETWORK TECHNOLOGIES, INC., a Delaware corporation By: Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
SOLACOM TECHNOLOGIES (US), INC., a Delaware corporation By: Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
NG-911, INC., an Iowa corporation By: Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
TELECOMMUNICATIONS SYSTEMS, INC., a Maryland corporation By: Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

COMTECH SYSTEMS, INC., a Delaware corporation By: Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
MICRODATA, LLC, a Maryland limited liability company By: Name: Donald E. Walther Title: Secretary
NEXTGEN COMMUNICATIONS, INC., a Maryland corporation By: Name: Donald E. Walther Title: Secretary
NEXTGEN COMMUNICATIONS, INC., a Virginia corporation By: Name: Donald E. Walther Title: Secretary
COMTECH NEXTGEN LLC, a Delaware limited liability company By: Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

COMTECH MOBILE DATACOM LLC, a Delaware limited liability company By: Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
COMTECH TACTICAL EUROPE LLC, a Delaware limited liability company By: Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
MICRODATA GIS, INC., a Vermont corporation By: Name: Donald E. Walther Title: Secretary
MAPLE ACQUISITION LLC, a Maryland limited liability company By: Name: Donald E. Walther Title: Secretary
OLIVE ACQUISITION LLC, a Maryland limited liability company By: Name: Donald E. Walther Title: Secretary
Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

ANGELS ACQUISITION CORP., a Delaware corporation By: Name: Donald E. Walther Title: Secretary
COMTECH AEROASTRO, INC., a Delaware corporation By: Name: Donald E. Walther Title: Secretary
COMTECH ANTENNA SYSTEMS, INC., a Delaware corporation By: Name: Donald E. Walther Title: Secretary
COMTECH COMMUNICATIONS CORPORATION, a Delaware corporation By: ____________________________________ Name: Donald E. Walther Title: Secretary
COMTECH COMSTREAM INC., a Delaware corporation By: ____________________________________ Name: Donald E. Walther Title: Secretary
Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

COMTECH TOLT TECHNOLOGIES, INC., a Delaware corporation By: Name: Donald E. Walther Title: Secretary
TIERNAN RADYNE COMSTREAM, INC., a Delaware corporation By: Name: Donald E. Walther Title: Secretary
NETWORKS IN MOTION, INC., a Delaware corporation By: Name: Donald E. Walther Title: Secretary
SOLVERN INNOVATIONS, INC., a Maryland corporation By: Name: Donald E. Walther Title: Secretary
CSNTI PRODUCTS CO, LLC, a Delaware limited liability company by its sole member Comtech Satellite Network Technologies Inc By: Name: Michael A. Bondi Title: Chief Financial Officer and Assistant Secretary
Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement

CMTL SERVICES CO, LLC, a Texas limited liability company by its sole member Comtech Telecommunications Corp. By: Name: Donald E. Walter Title: Secretary
COMTECH SATELLITE NETWORK TECHNOLOGIES CORP., a Canadian federal corporation By: Name: Michael A. Bondi Title: Chief Accounting Officer
COMTECH SOLACOM TECHNOLOGIES, INC., a Canadian federal corporation By: Name: Michael A. Bondi Title: Chief Accounting Officer and Assistant Secretary
COMTECH UK HOLDINGS LIMITED, a United Kingdom Limited Corporation By: Name: Michael A. Bondi Title: Director
CGC TECHNOLOGY LIMITED, a United Kingdom Limited Corporation By: Name: Michael A. Bondi Title: Director
(f)
Signature Page to Consent and Amendment No. 3 to Subordination and Intercreditor Agreement